Supplement dated May 3, 2010
to the Statement of Additional Information
for Principal Variable Contracts Funds, Inc.
dated May 1, 2010

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS
Non-Fundamental Restrictions

On page 6, delete paragraph 6) and substitute the following:

6) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the
1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization and except as permitted by the 1940 Act, SEC rules adopted under the 1940 Act or exemptions granted by the Securities and
Exchange Commission. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.